SUB-ITEM 77Q1 EXHIBITS

     (A) CHARTER OR BY-LAWS
     Incorporated by reference to exhibits (a)(1) and (b)(1) to the Registration
     Statement   filed  on  Form  N-1A  on  May  18,  2000   (Accession   Number
     0000770540-00-000042).


     (E) ADVISORY  AGREEMENTS
     Incorporated by reference to exhibit (d)(1) to Post-Effective Amendment No. 1 to the Registrant's registration statement filed on Form Type 485APOS on October 30, 2000 (Accession Number 0001095726-00-000004).